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SCUDDER GATEWAY INCENTIVE                         First Allmerica Financial Life
                                                               Insurance Company
                                         440 Lincoln Street, Worcester, MA 01653

Please print clearly
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1. OWNERS
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First                       MI                     Last

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Street Address

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City                        State                  Zip

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Social Security/Tax I.D.    Date of Birth/Trust    / / Male
          -          -            /       /        / / Female
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Daytime Telephone
(       )
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Joint Owner      First             MI              Last

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Social Security/Tax I.D.    Date of Birth/Trust    / / Male
          -          -            /       /        / / Female
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Daytime Telephone
(       )
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2. ANNUITANTS
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First                       MI                     Last

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Social Security/Tax I.D.    Date of Birth/Trust    / / Male
          -          -            /       /        / / Female
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Joint Annuitant  First             MI              Last

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Social Security/Tax I.D.    Date of Birth/Trust    / / Male
          -          -            /       /        / / Female
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3. BENEFICIARY
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If there are Joint Owners, the survivor is always Primary Beneficiary.

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Primary Beneficiary                              Relationship to Owner

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Primary Beneficiary                              Relationship to Owner

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Contingent Beneficiary                           Relationship to Owner

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4. OPTIONAL RIDER
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I/We elect / / Enhanced Death Benefit


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5. TYPE OF PLAN TO BE ISSUED
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/ / Nonqualified                    / / 401(k) Pension/Profit Sharing*  / / Roth IRA
/ / Nonqualified Def. Comp.         / / 403(b) TSA*                     / / SEP-IRA*
/ / 401(a) Pension/Profit Sharing*  / / IRA                             / / 457 Def. Comp.*

* Attach required additional forms. Existing Case #___________________
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6. INITIAL PAYMENT
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Initial Payment $_____________________________________________________
                 (Make check payable to Allmerica Financial)

If IRA, Roth IRA or SEP-IRA application, this payment is a:
/ / Rollover/Conversion           / / Trustee to Trustee Transfer
/ / Payment for Tax Year __________________

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7. ALLOCATION OF PAYMENTS
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Alger
___% Balcd                             ___% Total Ret
___% Lv AllCap                         ___% 21st Cent Gro
Credit Suisse Warburg Pinchus Trust    SVS (Subadvised)
___% Em Mkts                           ___% SVS Drm Fin (Dreman)
___% Glb Pst Vir Cp                    ___% SVS Drm Hi (Dreman)
Dreyfus                                ___% SVS Dynmc Gro (Invesco)
___% MidCp Stk                         ___% SVS Fc LC Gro (Eagle)
___% Soc Rp Gro                        ___% SVS Foc Val+Gro (ZSI/Jnsn)
Invesco                                ___% SVS Gro & Inc (Janus)
___% VIF Utilities                     ___% SVS Gro Opp (Janus)
Scudder                                ___% SVS Indx 500 (Deutsche)
___% Agg Gro                           ___% SVS MG Gro (Turner)
___% Bl Chip                           ___% SVS Strgc Eq (Oak)
___% Cap Gro                           ___% SVS Ventr Val (Davis)
___% Cont Val
___% Glb BlChp
___% Glb Disc
___% Gov Sec
___% Growth
___% Gro&Inc
___% Health Scns
___% High Yld
___% Int'l
___% Int'l Rsrch
___% Inv Grd Bd                        Fixed Account
___% Money Mkt
___% New Euro                          ___% Fxd Acc't
___% SC Grow
___% SC Val
___% Strgc Inc
___% Tech Grp






                 All allocation above must total 100%


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8. AUTOMATIC ACCOUNT REBALANCING (AAR)
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/ / I/We elect Automatic Account Rebalancing (AAR) among the above variable accounts every:

    / / 1 Mo.  / / 2 Mos.  / / 3 Mos.  / / 6 Mos.  / / 12 Mos.



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9. REPLACEMENT
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Will the proposed certificate replace or change any existing annuity or insurance policy?

/ / No  / / Yes (If yes, list company name and policy number)







Securities offered by Allmerica Investments, Inc. member NASD/SIPC.


SML-1513KNY                                                   GATEI-1ONY (12/01)
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10. DOLLAR COST AVERAGING
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(Not available with Automatic Rebalancing)
Please transfer $____________________ from (check one source account):
                    ($100 minimum)
(Be sure you have allocated money to the Source Account in section 7.)
/ / Fixed Account  / / Government Securities  / / Money Market
Every: / / 1 Mo.  / / 2 Mos.  / / 3 Mos.  / / 6 Mos.  / / 12 Months
To: Alger                          ___% High Yld
    ___% Balcd                     ___% Int'l
    ___% LV AllCap                 ___% Int'l Rsrch
    Credit Suisse Warburg          ___% Inv Grd Bd
    Pincus Trust                   ___% Money Mkt
    ___% Em Mkts                   ___% Mew Euro
    ___% Glb Pst Vtr Cp            ___% SC Grow
    Dreyfus                        ___% SC Val
    ___% MidCp Stk                 ___% Strgc Inc
    ___% Soc Rp Gro                ___% Tech Gro
    Invesco                        ___% Total Ret
    ___% VIF Utilities             ___% 21st Cent Gro
    Scudder                        SVS (SubAdvised)
    ___% Agg Gro                   ___% SVS Drm Fin (Dreman)
    ___% Bl Chip                   ___% SVS Drm Hi (Dreman)
    ___% Cap Gro                   ___% SVS Dynmc Gro (Invesco)
    ___% Cont Val                  ___% SVS Fc LC Gro (Eagle)
    ___% Glb BlChp                 ___% SVS Foc Val+Gro (ZSI/Jnsn)
    ___% Glb Disc                  ___% SVS Gro&Inc (Janus)
    ___% Gov Sec                   ___% SVS Gro Opp (Janus)
    ___% Growth                    ___% SVS Indx 500 (Deutsche)
    ___% Gro&Inc                   ___% SVS MC Gro (Turner)
    ___% Health Scns               ___% SVS Strgc Eq (Oak)
                                   ___% Ventr Val (Davis)

DCA into the Fixed Account is not available.
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11. SYSTEMATIC WITHDRAWALS
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A. Frequency (Please choose one):
   / / 1 Mo.  / / 2 Mos.  / / 3 Mos.  / / 6 Mos.  / / 12 Months
   Withdrawals begin later of 16 days after issue or ____/____/____
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B. Program (Please choose one):
   1. / / Systematic Withdrawal without surrender charge
          / / Maximum (12% of payment per calendar year)
          / / $______________ per frequency
or
   2. / / Systematic Withdrawal (May incur surrender charges)
          $______________ per frequency
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C. Withdraw from:
   / / Pro Rata from all accounts, or:
   ___________% From __________________________________
   ___________% From __________________________________
   ___________% From __________________________________
   ___________% From __________________________________
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D. PLEASE    / / Do Not Withhold Federal Income Taxes
             / / Do Withhold at 10% or _________________(% or $)
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E. / / I/We wish to use Electronic Funds Transfer (Direct Deposit).
       I/We authorize Allmerica Financial to correct electronically any overpayments or erroneous credits made to my contract.

                          Attach Voided Check
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12. REMARKS
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_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
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13. SIGNATURES
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I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the certificate are those contained in this application. I/We acknowledge receipt of a current prospectus describing the certificate applied for. If IRA, Roth, or SEP-IRA application, I/We have received a Disclosure Buyer's Guide. I/We understand that all payments and values based on the variable accounts may fluctuate and are not guaranteed as to dollar amounts.

_______________________________________________________________________________
Signature of Owner             Signed at (City and State)       Date

_______________________________________________________________________________
Signature of Joint Owner       Signed at (City and State)       Date
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14. REGISTERED REPRESENTATIVE/DEALER INFORMATION
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Does the certificate applied for replace an existing annuity or life insurance policy? / / Yes (attach replacement forms as required) / / No
I certify that the information provided by the owner has been accurately recorded; a current prospectus was delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the certificate applied for is suitable for the owner.

__________________________________________/__________/  /_______/ _(_______)________________________
Signature of Registered Representative     Comm. Code      SSN#                  Telephone

_______________________________________________/_________________/__________________________________
Printed Name of Registered Representative       B/D Client Acct.#      Printed Name of Broker/Dealer

__________________________________________________________________(_____)___________________________
Branch Office Street Address for Contract Delivery                   Telephone of Broker/Dealer

SML-1513KNY
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